                                                                    Exhibit 4.01

Common Stock                                                        Common Stock

Number                                                                    Shares

                                     eBay



THIS CERTIFICATE IS     INCORPORATED UNDER THE LAWS     SEE REVERSE FOR CERTAIN
TRANSFERABLE IN         OF THE STATE OF DELAWARE        DEFINITIONS AND A
NEW YORK, NY AND                                        STATEMENT RELATING TO
RIDGEFIELD, NJ                                          RIGHTS, PREFERENCES,
                                                        PRIVILEGES AND
                                                        RESTRICTIONS ON SHARES


This Certifies that                                            CUSIP 278642 10 3



is the record owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE $0.001 PER SHARE, OF

                                   eBAY INC.

     transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                               [corporate seal]



/s/ Gary Bengier                                              /s/ Pierre Omidyar
TREASURER                                                               CHAIRMAN



COUNTERSIGNED AND REGISTERED:
        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                TRANSFER AGENT AND REGISTRAR

BY



               AUTHORIZED SIGNATURE
                                   eBAY INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:


TEN COM  --  as tenants in common               UNIF GIFT MIN ACT  --   ______________ Custodian _____________
TEN ENT  --  as tenants by the entireties                                   (Cust)                  (Minor)
JT TEN   --  as joint tenants with right                                 under Uniform Gifts to Minors
             of survivorship and not as                                  Act ________________________________
             tenants in common                                                          (State)
                                                UNIF TRF MIN ACT   --   _________ Custodian (until age _________)
                                                                          (Cust)
                                                                        ________________ under Uniform Transfers
                                                                          (Minor)
                                                                        to Minors and _______________________
                                                                                             (State)

                              Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________________
|                                                    |
|____________________________________________________|


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________

                              X_________________________________________________

                              X_________________________________________________
                      NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________________________________________________
THE SIGNATURE(S) MUST BE GUARATNEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.